Exhibit 32.2

Certification Pursuant to 18 U.S.C. Section 1350

(As Adopted Pursuant to Section 906 of the Sarbanes-Oxley

Act of 2002)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of DCT Industrial Trust Inc., a Maryland corporation (the “Company”), does hereby certify with respect to the Quarterly Report of the Company on Form 10-Q for the period ended June 30, 2011, as filed with the Securities and Exchange Commission (the “Report”) that, to his knowledge:

(1)	the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 5, 2011	/s/ Stuart B. Brown
Stuart B. Brown
Chief Financial Officer